ACCOUNTS RECEIVABLE, NET - Summary of Allowances for Doubtful Accounts (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
Allowance for Doubtful Accounts Receivable [Roll Forward]
Balance at the beginning of the year	$ 1,830	$ 195	$ 186
Charged to expenses	2,205	1,867	172
Reversal	(47)	(245)	(58)
Write-off of accounts receivable	(1,588)	(26)	(103)
Exchange differences	0	39	(2)
Balance at the end of the year	$ 2,400	$ 1,830	$ 195